Exhibit 10.7

SECOND AMENDMENT TO BUILDING LOAN AGREEMENT

By and Between

THE NEW YORK TIMES BUILDING LLC

having an address at

One MetroTech Center North

Brooklyn, New York 11201

(Borrower)

and

CAPMARK FINANCE INC.

having an address at

100 South Wacker Drive, Suite 400

Chicago, Illinois 60606,

as agent

(Agent)

Dated as of June 22, 2006

Property Location:	Eighth Avenue between 40th and 41st Street, New York, New York
Lots:	1, 5, 8, 14, 53, 59, 61, 62, 63 and part of 15 (now known as Lot 1)
Block:	1012
Section	4

Please return time-stamped certified copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019

Attention: Harris B. Freidus, Esq.

SECOND AMENDMENT TO BUILDING LOAN AGREEMENT

THIS SECOND AMENDMENT TO BUILDING LOAN AGREEMENT (this “Amendment”) is made and entered into as of the 22nd day of June, 2006 by and between CAPMARK FINANCE INC. (formerly known as GMAC Commercial Mortgage Corporation), a California corporation, with an office at 100 South Wacker Drive, Suite 400, Chicago, Illinois 60606 or any successor thereto, as agent (including as successor to Initial Agent (as hereinafter defined)) (including any of its successors and assigns as agent, “Agent”) for itself and any other co-lenders as may exist from time to time (collectively, including any successors and assigns, “Lenders” and each individually, a “Lender”), and THE NEW YORK TIMES BUILDING LLC, a New York limited liability company with an address at One MetroTech Center North, Brooklyn, New York 11201 (including any successors and assigns permitted in accordance with the Agreement (as hereinafter defined), “Borrower”).

W I T N E S S E T H :

WHEREAS, Borrower, the New York State Urban Development Corporation d/b/a Empire State Development Corporation, a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, having an address at 633 Third Avenue, New York, New York 10017, as initial agent (“Initial Agent”) and Agent, for itself and on behalf of Lenders, entered into that certain Building Loan Agreement, dated as of June 25, 2004 and filed in the City Clerk’s Office on July 26, 2004, under index number 188 (the “Original Agreement”; all capitalized terms used herein but left undefined shall have the meanings assigned to such terms in the Original Agreement), pursuant to which each Lender severally agreed to lend to Borrower its pro rata share of $170,529,479 for the purposes of constructing a project to be located on the premises more particularly described on Exhibit A hereto;

WHEREAS, pursuant to that certain Assignment and Assumption (Building Loan) by Initial Agent to Agent, dated as of July 25, 2004 and filed in the City Clerk’s Office on July 26, 2004 under index number 189 and recorded in the Office of the City Register of New York County on December 2, 2004 as CRFN # 2004000746024, Initial Agent assigned all of its right, title and interest in the Agreement to Agent;

WHEREAS, Agent and Borrower entered into that certain First Amendment to Building Loan Agreement, dated as of December 8, 2004 and filed with the City Clerk’s Office (the “Clerk’s Office”) on December 10, 2004 (together with the Original Agreement, the “Agreement”); and

WHEREAS, Agent and Borrower wish to amend further the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, Agent, for itself and on behalf of Lenders, and Borrower hereby agree as follows:

1.             Recitals. The foregoing recitals are hereby incorporated into this Amendment as if more particularly set forth herein.

2.             Lien Law Affidavit. Borrower desires to modify the Lien Law Affidavit filed in connection with the Original Agreement. Accordingly, Borrower has executed a Lien Law Affidavit in the form of Exhibit B attached hereto and Borrower shall cause a title insurance company to file promptly such Lien Law Affidavit in the Clerk’s Office.

3.             Representations and Warranties. Borrower represents and warrants that: it has the full power, right and authority to execute, deliver and perform its obligations under this Amendment; this Amendment has been duly authorized, executed and delivered by all necessary parties on behalf of Borrower; this Amendment is in all respects a valid and legally binding obligation, enforceable against Borrower in accordance with its terms; the execution and delivery of this Amendment by Borrower do not, and the performance and observance by Borrower of its obligations hereunder will not, contravene or result in a breach of or default under any of Borrower’s organizational documents, any Legal Requirements applicable to it or to the Mortgaged Property or the use or operation thereof, and any decree, judgment, agreement or instrument binding on it, or its assets; there does not exist any default or Event of Default under the Loan Documents; and there does not exist any right of recession, set-off, counterclaim or defense with respect to the Loan Documents.

4.             Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and performed solely within such State.

5.             Successors and Assigns. The provisions contained in this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

6.             Ratification. The Agreement, as amended hereby, is hereby ratified and confirmed in all respects.

7.             Amendments. Neither this Amendment nor any provision hereof may be changed, waived, discharged or terminated orally, but only by instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

8.             Counterparts. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

[signature pages follows]

2

IN WITNESS WHEREOF, Borrower and Agent, on behalf of Lenders, have executed this Amendment on the date first above written.

BORROWER:

THE NEW YORK TIMES BUILDING LLC

By:	FC Lion LLC, member

	By:	FC 41st Street Associates, LLC, its managing member

		By:	BR 8 South, LLC, its managing member

			By:	/s/ David L. Berliner
Name: David L. Berliner
Title: Sr. Vice President

	By:	NYT Real Estate Company LLC, member

		By:	/s/ Kenneth A. Richieri
Name: KENNETH A. RICHIERI
Title: VP & GENERAL COUNSEL

AGENT:

CAPMARK FINANCE INC., as Agent

By:		/s/ George Hernandez
Name: George Hernandez
Title: Vice President

[SIGNATURES CONTINUE ON NEXT PAGE]

THE UNDERSIGNED ARE EXECUTING THIS

AMENDMENT AS THE BENEFICIAL OWNERS OF

THE NYTC UNIT AND FC UNITS, RESPECTIVELY:

FC MEMBER:

FC LION LLC

By:	FC 41st Street Associates, LLC, its managing member

	By:	BR 8 South, LLC, its managing member

		By:	/s/ David L. Berliner
Name: David L. Berliner
Title: Sr. Vice President

NYTC MEMBER:

NYT REAL ESTATE COMPANY LLC

By:	/s/ Kenneth A. Richieri
Name: Kenneth A. Richieri
Title: VP & General Counsel

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF KINGS	)

On the 20th day of June in the year 2006 before me, the undersigned, personally appeared David Berliner personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Jeanne Mucci
Notary Public

JEANNE MUCCI Notary Public, State of New York No. 30-4834577 Qualified in Nassau County Commission Expires March 30, 2007

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 19th day of June in the year 2006 before me, the undersigned, personally appeared Kenneth Richieri personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Deborah Beshaw
Notary Public

DEBORAH BESHAW Notary Public, State of New York No. 01BE5076617 Qualified in Kings County Certificate on file in New York County Commission Expires April 21, 2007

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF COOK	)

On the 19th day of June in the year 2006 before me, the undersigned, personally appeared George Hernandez personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Rhonda E. Watson
Notary Public

OFFICIAL SEAL RHONDA E WATSON NOTARY PUBLIC STATE OF ILLINOIS MY COMMISSION EXPIRES: 09/12/09

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF KINGS	)

On the 20th day of June in the year 2006 before me, the undersigned, personally appeared David L. Berliner personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Jeanne Mucci
Notary Public

JEANNE MUCCI Notary Public, State of New York No. 30-4834577 Qualified in Nassau County Commission Expires March 30, 2007

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 19th day of  June in the year 2006 before me, the undersigned, personally appeared Kenneth Richieri personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Deborah Beshaw
Notary Public

DEBORAH BESHAW Notary Public, State of New York No. 01BE5076817 Qualified in Kings County Certificate on file in New York County Commission Expires April 21, 2007

Exhibit A

The Land

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue;

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING.

Being the property located at and known as Block 1012, Lots 1, 5, 8, 14, 53, 59, 61, 62, 63 and part of 15 on the Tax Assessment Map of the County of New York.

Exhibit B

Lien Law Affidavit

[See Attached]

AFFIDAVIT PURSUANT TO SECTION 22

OF THE LIEN LAW OF THE STATE OF NEW YORK

STATE OF NEW YORK	)
: SS.:
COUNTY OF KINGS	)

Joanne Minieri, being duly sworn, deposes and says:

I am the Senior Vice President and Treasurer of BR 8 South, LLC, the managing member of FC 41st Street Associates, LLC, the managing member of FC Lion LLC, member of The New York Times Building LLC (the “Borrower”), the borrower under that certain Building Loan Agreement dated as of June 25, 2004, by and among GMAC Commercial Mortgage Corporation, as agent, the Borrower, and the New York State Urban Development Corporation d/b/a Empire State Development Corporation, as initial agent, as amended by that certain Second Amendment to Building Loan Agreement dated as of June 22, 2006 by and among Capmark Financial, Inc., f/k/a GMAC Commercial Mortgage Corporation, as agent, and Borrower (collectively, the “Building Loan Agreement”) to which this affidavit is attached.

The consideration paid, or to be paid, by the Borrower for the Building Loan described therein from the proceeds of the Building Loan is zero. Other expenses constituting cost of the improvements incurred, or to be incurred, in connection with the Building Loan and advanced or to be advanced pursuant to the Building Loan Agreement are as follows:

(a)	Interest on the Building Loan during construction	$14,032,937.93

(b)	Insurance during construction	$1,267,767.37

(c)	Architect’s Fees, Engineer’s Fees and Prints	$1,508,143.40

(d)	Premium on Contractor’s Payment and or Performance Bonds	$597,377.10

The amounts allocated to the items specified above may be reallocated among such items or to the other expenses constituting cost of the improvements.

The net sum available to the Borrower for the improvements is	$153,123,253.20

This statement is made pursuant to Section 22 of the Lien Law of the State of New York and is hereby made a part of the Second Amendment to the Building Loan Agreement.

The facts herein stated are true to the knowledge of the deponent. The deponent is authorized to sign this affidavit on behalf of the Borrower.

/s/ Joanne Minieri
Joanne Minieri

Sworn to before me this 21st day of June, 2006

/s/ Jeanne Mucci
Notary Public

JEANNE MUCCI Notary Public, State of New York No. 30-4834577 Qualified in Nassau County Commission Expires March 30, 2007